EXHIBIT 32

CERTIFICATION

I, Harald Weisshaupt, the Principal Executive Officer and Principal Financial Officer of AuraSound, Inc. (the “Company”), hereby certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:

(a)   Based on my knowledge, the Quarterly Report on Form 10-Q for the period ended September 30, 2010 of the Company, as amended, fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)  Based on my knowledge, information contained in this Quarterly Report on Form 10-Q, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 11, 2011

/s/ Harald Weisshaupt
Harald Weisshaupt
President and Chief Executive Officer (Principal Executive Officer)

Dated: October 11, 2011

/s/ Harald Weisshaupt
Harald Weisshaupt
Chief Financial Officer

(Principal Financial Officer)

This certification accompanies the Report pursuant to Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.